EXHIBIT 99.1

Epiq Systems Announces 30% Dividend Increase

KANSAS CITY, Kan., May 30, 2012 (GLOBE NEWSWIRE) -- Epiq Systems, Inc. (Nasdaq:EPIQ), a leading provider of managed technology for the global legal profession, today announced that its Board of Directors has approved a quarterly cash dividend of 6.5 cents per share of outstanding common stock. The new quarterly dividend rate represents a 30% increase from the prior quarterly dividend rate of 5.0 cents per share. The quarterly cash dividend will be payable on August 17, 2012, to stockholders of record at the close of business on July 16, 2012.

Tom W. Olofson, chairman and CEO of Epiq Systems, stated, "The Board of Director's decision to again increase our dividend demonstrates the continued confidence we have in the fundamental financial strength and performance of our business, our future growth prospects, and our commitment to providing a return to our shareholders."

About Epiq Systems

Epiq Systems is a leading global provider of technology-enabled solutions for electronic discovery, bankruptcy and class action administration. We offer full-service capabilities, which include litigation, investigations, financial transactions, regulatory compliance and other legal matters for eDiscovery. Our innovative technology and services, combined with deep subject-matter expertise, provide reliable solutions for the professionals we serve.

Forward-looking and Cautionary Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and include, but are not limited to, any projection or expectation of earnings, revenue or other financial items; the plans, strategies and objectives of management for future operations; factors that may affect our operating results; new products or services; the demand for our products or services; our ability to consummate acquisitions and successfully integrate them into our operations; future capital expenditures; effects of current or future economic conditions or performance; industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing. These forward-looking statements are based on our current expectations which may not prove to be accurate.   Forward-looking statements may be identified by terms such as "believe," "expect," "anticipate," "should," "planned," "may," "estimated," "goal," "objective," "seeks," and "potential" and variations of these words and similar expressions or negatives of these words. Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. These factors include (1) any material changes in our total number of client engagements and the volume associated with each engagement, (2) any material changes in our clients' deposit portfolio or the services required or selected by our clients in engagements, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, or changes in government legislation or court rules affecting these filings, (4) overall strength and stability of general economic conditions, both in the United States and in the global markets, (5) significant changes in the competitive environment, (6) risks associated with handling of confidential data and compliance with information privacy laws, (7) changes in or the effects of pricing structures and arrangements, (8) risks associated with the integration of acquisitions into our existing business operations, (9) risks associated with indebtedness, (10) risks associated with foreign currency fluctuations, (11) risks associated with developing and providing software and internet-based technology solutions to our clients, (12) risks associated with cyber attacks, interruptions or delays in services at data centers, (13) risks of errors or failures of software or services, (14) risks associated with our international operations, (15) risks of litigation against us, and (16) other risks detailed from time to time in our SEC filings, including our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.

CONTACT: Lew Schroeber, Investor Relations, telephone: 913-621-9500
         Email: ir@epiqsystems.com
         or visit us online at www.epiqsystems.com